SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant ☐

Filed by a party other than the registrant ☒

Check the appropriate box:

☒	Preliminary proxy statement.

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

HARVARD ILLINOIS BANCORP, INC.

(Name of Registrant as Specified in its Charter)

STILWELL VALUE PARTNERS II, L.P.

STILWELL VALUE PARTNERS VII, L.P.

STILWELL PARTNERS, L.P.

STILWELL VALUE LLC

JOSEPH STILWELL

PETER WILSON

MARK S. SALADIN

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

The Stilwell Group

111 Broadway, 12th Floor

New York, NY 10006

(212) 269-1551

info@stilwellgroup.com

March [ ], 2012

Dear Fellow HARI Stockholder,

My Group is seeking your support to elect one person to the board of directors of Harvard Illinois Bancorp, Inc. ("HARI"). Our proxy statement accompanies this letter and contains important information about our Group and the solicitation. Our GREEN proxy card also accompanies this letter; we urge you to sign and return it as explained in the instruction form.

In our April 2011 Schedule 13D filing, we said we would support management if they worked through the regulatory memorandum of understanding (MOU) and took steps to reach a normalized return on equity. We also stated we would encourage management to sell the Bank if it were unable to do this “within a reasonable timeframe.” We reiterated this to management at a subsequent meeting. They acknowledged that HARI is a small institution and that, if they continued to struggle, they would consider their options.

But management has not gotten out from under the MOU and has not reached a normalized return on equity. HARI’s return on equity in 2011, at less than one percent, was sub-par. In September 2011, we asked management again to consider a sale because HARI’s performance was not improving; management indicated that the board was not considering a sale. In October, the board amended the bylaws to hinder our efforts to seek board representation. Now, the board claims we are "Attacking Your Bank."

But we love our bank. It is the directors – our elected representatives – with whom we take issue. As owners, we deserve to be fairly represented in decisions made for our bank. We are running a strong board nominee who we believe will stand up for the best interests of all stockholders.

You will only be able to vote for the Group's nominee by signing and returning the Group's GREEN card. When you receive proxy cards from the Company, my advice is to disregard them. If you've already returned the Company's card, you can override your previous vote and vote for our slate by returning the GREEN card to us. You can also vote for us via the internet or telephone if your broker provides that option.

Thank you for your time and support.

Sincerely,

/s/ Joseph Stilwell

Joseph Stilwell

[PRELIMINARY COPY--SUBJECT TO COMPLETION]

HARVARD ILLINOIS BANCORP, INC.

2012 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT OF THE STILWELL GROUP

IN OPPOSITION TO

THE BOARD OF DIRECTORS OF HARVARD ILLINOIS BANCORP, INC.

WHY YOU WERE SENT THIS PROXY STATEMENT

The Stilwell Group is furnishing this Proxy Statement and accompanying GREEN proxy card to the holders of Common Stock of Harvard Illinois Bancorp, Inc. (the "Company" or “Harvard Illinois Bancorp”). We are seeking proxies to vote at the Annual Meeting in connection with our bid to elect Peter Wilson (the “Nominee”) to the Company’s Board of Directors (the "Board") at the Company's 2012 Annual Meeting of Stockholders. The Annual Meeting is currently expected to be held on May 24, 2012, at [ ] and the record date for the Annual Meeting is March 30, 2012. Stockholders who own shares as of the close of business on that date will be entitled to vote at the Annual Meeting.

As there are two directors up for re-election, we are “rounding out” our slate of one candidate by permitting stockholders to also vote for the Company nominee other than President and Chief Executive Officer Duffield J. Seyller III.  Unless instructed otherwise, proxies will also be voted in favor of ratification of the selection of the Company's independent auditors. Additional voting instructions are stated below. This Proxy Statement and GREEN proxy card are being first mailed or furnished to stockholders on or about March [ ], 2012.

The Stilwell Group, members of which own, as of the date of this Proxy Statement, an aggregate of 80,000 shares of Common Stock, is believed to be the Company's largest stockholder.

The Stilwell Group consists of:

  Stilwell Value Partners II, L.P., a Delaware limited partnership ("Stilwell Value Partners II")
  Stilwell Value Partners VII, L.P., a Delaware limited partnership ("Stilwell Value Partners VII")
  Stilwell Partners, L.P., a Delaware limited partnership ("Stilwell Partners")
  Stilwell Value LLC, a Delaware limited liability company which is the general partner of Stilwell Value Partners II and Stilwell Value Partners VII ("Stilwell Value LLC")
  Joseph Stilwell, individually and as the managing member of Stilwell Value LLC and the general partner of Stilwell Partners
  Peter Wilson, nominee
  Mark S. Saladin, alternate nominee

 Additional information concerning the Group is set forth under the heading "Certain Information Regarding the Participants" and in Appendix A.

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IT IS IMPORTANT THAT YOU RETURN YOUR PROXY PROMPTLY.  IF YOU ARE A RECORD HOLDER (NAMELY, YOU OWN YOUR COMPANY STOCK IN CERTIFICATE FORM), PLEASE SIGN AND DATE YOUR GREEN PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED. IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THEM TO VOTE THE GREEN PROXY CARD ON YOUR BEHALF (YOUR BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN MAY PERMIT YOU TO VOTE VIA THE INTERNET OR BY TELEPHONE).

We urge you not to return any white proxy card sent to you by the Company. Remember, your last dated proxy is the only one that counts. If you are a registered holder, return the GREEN proxy card as explained in the instructions on the GREEN proxy card, even if you previously delivered a proxy to the Company. If your shares are held in street name, contact the person responsible for your account and instruct them to execute and return the GREEN proxy card on your behalf.

Please refer to the Company's definitive proxy statement when it becomes available for a full description of management's candidates for election as directors.

Holders of record of shares of the Common Stock on the record date for the Annual Meeting are urged to vote even if your shares have been sold after that date.

If you have any questions or need assistance in voting your shares, please call:

D.F. King & Co., Inc.

Attn: Richard Grubaugh

48 Wall Street

New York, NY 10005

Call Toll-Free: l-800-829-6551

Also, please feel free to call the Stilwell Group:

The Stilwell Group

Attn: Ms. Megan Parisi

111 Broadway, 12th Floor

New York NY 10006

212-269-1551

info@stilwellgroup.com

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ELECTION OF THE STILWELL GROUP’S NOMINEE

The Board currently consists of seven members. Two seats on the Board are up for election at the Annual Meeting. The terms of directors Duffield J. Seyller III and Richard L. Walker will expire at this year’s Annual Meeting. At the Annual Meeting, the Group will seek to elect Peter Wilson (the "Nominee"), who has consented to being named in this Proxy Statement and to serving as a director on the Board if elected. The election of Mr. Wilson requires the affirmative vote of a plurality of the votes cast. If elected and seated, our Nominee will be entitled to serve a three-year term. Mr. Wilson is a trial attorney who has been practicing law for over 20 years and served as a Municipal Judge in Fontana, Wisconsin. We believe he would be a strong addition to the Board.  As there are two directors up for re-election, we are "rounding out" our slate of one candidate by permitting stockholders to also vote for the Company nominee other than President and Chief Executive Officer Duffield J. Seyller III. For additional information regarding the Company's nominees for election as directors, please refer to the Company's definitive proxy statement when it becomes available.

The Company's MOU may require regulatory approval of directors. If necessary and if elected, Mr. Wilson (or the alternate nominee) would apply for regulatory approval.

If you sign and return the Stilwell Group's GREEN proxy card, you will be deemed to have voted FOR Mr. Wilson unless you instruct otherwise.

Peter Wilson: Mr. Wilson is a trial attorney who has been practicing law for over 20 years. Since 2005, he has been the principal of Peter Wilson Law Office specializing in criminal and family law. Mr. Wilson served as a Municipal Judge in Fontana, Wisconsin from 1991-2007. Mr. Wilson received a BA from Washington University and his JD from The John Marshall School of Law. He is not employed by any parent, subsidiary or other affiliate of the Company.

We note that there can be no assurance that Mr. Wilson, if elected and seated, will be successful in persuading other members of the Board to adopt any of his suggestions, because Mr. Wilson would constitute one member out of seven, a minority position. Although the Stilwell Group believes a sale of the Company may be in the best interests of stockholders, the Group has no proposals or plans regarding a sale.

If Mr. Wilson is unable to serve as a director, the proxies named on the attached GREEN card will vote for the election of our alternate nominee, Marc Saladin (the "Alternate Nominee") discussed below.

On February 21, 2012, March 1, 2012, and March 6, 2012, the Stilwell Group provided the Company with notice under its Bylaws of the Stilwell Group's intention to nominate Mr. Wilson for election to the Board. We did this because the Company's Bylaws require that advance notice of nominations be provided to the Company's Secretary in advance of the Annual Meeting. In order to preserve our ability to nominate Mr. Saladin in the future, should Mr. Wilson be unable to serve, we were required to provide advance notice for both individuals. As stated above, however, we intend to nominate Mr. Saladin only in the event that Mr. Wilson is unable to serve as a director. In addition, we reserve the right to solicit proxies for the election of any other substitute nominee if the Company makes or announces any changes to its charter documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying our Nominee, to the extent this is not prohibited under the Company’s charter documents and applicable law.  In any such case, shares represented by the enclosed GREEN proxy card will be voted for such substitute nominee.  We reserve the right to nominate additional persons, to the extent this is not prohibited under the Company’s charter documents and applicable law, if the Company increases the size of its board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.

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Mark S. Saladin: Mr. Saladin has been a Partner at the law firm of Zanck, Coen & Wright, P.C. since 1998. His areas of practice include general business and corporate law, real estate, and real estate development. Mr. Saladin has been a Woodstock, Illinois City Council member since November 2010 and is currently serving a four year term ending in April 2015. He is the Vice President of McHenry County Youth Sports Association (“MCYSA”), a nonprofit organization which runs youth baseball events, and serves on the MCYSA board of directors. Mr. Saladin has a BA in Business-Economics from Illinois Benedictine College and received his JD from The John Marshall School of Law. Mr. Saladin has extensive management and business experience and experience advising and providing legal guidance to boards of directors and officers. He is not employed by any parent, subsidiary or other affiliate of the Company.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS

Except as described herein, there are no material proceedings to which any Stilwell Group member, or any associate of any Group member, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as described in Appendix A, no Group member or any associate of any Group member has any interest in the matters to be voted upon at the Annual Meeting, other than an interest, if any, as a stockholder of the Company.

Except as described in Appendix A, no Group member or any associate of any Group member (1) has engaged in or has a direct or indirect interest in any transaction or series of transactions since the beginning of the Company's last fiscal year, or in any currently proposed transaction, to which the Company or any of its subsidiaries is a party where the amount involved was in excess of $120,000; (2) has been indebted to the Company or any of its subsidiaries; (3) has borrowed any funds for the purpose of acquiring or holding any securities of the Company; (4) is presently, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, any future employment by the Company or its affiliates, or any future transaction to which the Company or any of its affiliates will or may be a party; or (5) is the beneficial or record owner of any securities of the Company or any parent or subsidiary thereof.

No Group member or any associate of any Group member, during the past 10 years, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Additional information concerning the Group, including, but not limited to, beneficial ownership of and transactions in the Common Stock, is set forth in Appendix A.

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OTHER MATTERS

The Stilwell Group anticipates that the Company's definitive proxy statement, when it becomes available, will contain information regarding (1) the securities ownership of certain beneficial owners and management; (2) the committees of the Board; (3) the meetings of the Board and all Board committees; (4) the background of the Company's nominees for election as directors; (5) the compensation of the Company's directors and executive officers; (6) the services and fees of the Company's independent auditors; (7) voting procedures, including the share vote required for election of directors and ratification of the selection of auditors; (8) the deadlines for submission of stockholder proposals; and (9) the number of shares outstanding on the record date for the Annual Meeting. The Group has no knowledge of the accuracy of the Company's disclosures in its proxy materials.

SOLICITATION; EXPENSES

Proxies may be solicited by the Stilwell Group by mail, e-mail; advertisement, telephone, facsimile, and personal solicitation. Phone calls will be made to stockholders by Joseph Stilwell and certain of his personnel, as well as employees of D.F. King & Co., Inc. Mr. Stilwell will be principally responsible for soliciting proxies for the Group and certain of his personnel will perform additional work in connection with the solicitation of proxies, for which no additional compensation will be paid. Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward the Group's solicitation material to their customers for whom they hold shares and the Group will reimburse them for their reasonable out-of-pocket expenses. The Group has retained D.F. King & Co., Inc. to assist in the solicitation of proxies and for related services. The Group will pay D.F. King & Co., Inc. a fee of up to $[ ] and has agreed to reimburse it for its reasonable out-of-pocket expenses. In addition, the Group has agreed to indemnify D.F. King & Co., Inc. against certain liabilities and expenses, including liabilities and expenses under the federal securities laws. It is the position of the Securities and Exchange Commission that such indemnification may be against public policy. Approximately 25 persons will be used by D.F. King & Co., Inc., in its solicitation efforts.

Although a precise estimate cannot be made at the present time, the Group currently estimates that the total expenditures relating to the proxy solicitation to be incurred by the Group will be approximately $[ ], of which approximately $[ ] has been incurred to date. The entire expense of preparing, assembling, printing, and mailing this Proxy Statement and related materials and the cost of soliciting proxies will be borne by the Group. The Group intends to seek reimbursement from the Company for the entire cost of our solicitation and does not intend to submit the question of such reimbursement to a vote of stockholders.

WHO CAN VOTE AT THE ANNUAL MEETING

The record date for determining stockholders entitled to notice of and to vote at the Annual Meeting is March 30, 2012.  Stockholders of the Company as of the close of business on the record date are entitled to one vote at the Annual Meeting for each share of Common Stock held on the record date. It is anticipated that the proxy statement to be filed by the Company will state the number of shares issued and outstanding on the record date.

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HOW TO VOTE BY PROXY

To elect the Stilwell Group’s Nominee to the Board, if you are a record holder (namely, you own your Company stock in certificate form), you can vote by marking your vote on the GREEN proxy card we have enclosed, signing and dating it, and mailing it in the postage-paid envelope we have provided.  If your shares are held in “street name,” follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct them to vote your shares.  Your broker, nominee, fiduciary or other custodian may permit you to vote via the Internet or by telephone.  Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares now.  Please contact our proxy solicitor D.F. King & Co., Inc. at 1-800-829-6551 if you require assistance in voting your shares.  This Proxy Statement and the accompanying form of GREEN proxy card are available at www.dfking.com/hari.

Properly executed proxies will be voted in accordance with the directions indicated thereon. If you sign the GREEN proxy card but do not make any specific choices, your shares will be voted: (a) “FOR” the election of our Nominee to the Board of Directors and (b) “FOR” the ratification of the appointment of [ ] as the Company's independent auditor for 2012.

You should refer to the Company’s proxy statement and form of proxy distributed by the Company for the names, backgrounds, qualifications and other information concerning the Company’s nominees for election as directors.  The Stilwell Group is NOT seeking authority to vote for and will NOT exercise any authority to vote for Duffield J. Seyller III, one of the Company’s nominees.

Rule 14a-4(c)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), governs our use of our discretionary proxy voting authority with respect to a matter that is not known by us a reasonable time before commencing our solicitation of proxies.  It provides that if we do not know, a reasonable time before making our solicitation, that a matter is to be presented at the meeting, then we are allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in this Proxy Statement.  If any other matters are presented at the Annual Meeting for which we may exercise discretionary voting, your proxy will be voted in accordance with the best judgment of the persons named as proxies on the attached proxy card.  At the time this Proxy Statement was mailed, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the record date, only that entity can vote your shares and only upon its receipt of your specific instructions.  Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the GREEN proxy card on your behalf.  You should also sign, date and mail the voting instruction from your broker or banker sends you when you receive it (or, if applicable, vote by following the instructions supplied to you by your bank or brokerage firm, including voting by telephone or via the Internet).  Please do this for each account you maintain to ensure that all of your shares are voted.

Many banks and brokerage firms are participating in programs that allow eligible stockholders to vote by telephone or via the Internet.  If your bank or brokerage firm is participating in a telephone voting program or Internet voting program, then such bank or brokerage firm will provide you with instructions for voting by telephone or the Internet on the voting form.  Telephone and Internet voting procedures, if available through your bank or brokerage firm, are designed to authenticate your identity to allow you to give your voting instructions and to confirm that your instructions have been properly recorded.  Stockholders voting via the Internet should understand that there might be costs that they must bear associated with electronic access, such as usage charges from Internet access providers and telephone companies.  If your bank or brokerage firm does not provide you with a voting form, but instead you receive our GREEN proxy card, then you should mark our proxy card, date it and sign it, and return it in the enclosed postage-paid envelope.

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VOTING AND PROXY PROCEDURES

The Board of Directors of the Company is divided into three classes of directors with staggered terms of three years.  If elected and seated, Peter Wilson would serve for a three-year term expiring in 2015.  Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

The presence, in person or by proxy, of a majority of the shares of Common Stock outstanding entitled to vote at the Annual Meeting will constitute a quorum.  Proxies relating to “street name” shares that are voted by brokers on some but not all of the matters before stockholders at the Annual Meeting will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be entitled to vote at the Annual Meeting on those matters as to which authority to vote is not given to the broker (“broker non-votes”).  Accordingly, broker non-votes will not affect the outcome of the election of directors, and are not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved.

At this meeting, proxies relating to “street name” shares will not be voted for the election of directors unless the stockholder gives instructions on how to vote the stockholder’s shares.

The election of Mr. Wilson requires the affirmative vote of a plurality of the votes present in person or represented by proxy at the Annual Meeting.  Assuming the presence of a quorum at the Annual Meeting, the other proposal to be voted on at the Annual Meeting will require the affirmative vote of a majority of the votes cast at the Annual Meeting.

THE STILWELL GROUP URGES YOU TO VOTE FOR THE ELECTION OF THE GROUP'S NOMINEE AS A DIRECTOR OF THE COMPANY AS SOON AS POSSIBLE.  PROXIES SOLICITED BY THIS PROXY STATEMENT MAY BE EXERCISED ONLY AT THE ANNUAL MEETING (AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF) IN ACCORDANCE WITH YOUR INSTRUCTIONS AND WILL NOT BE USED FOR ANY OTHER MEETING.

A proxy given pursuant to this solicitation may be revoked at any time before it is voted. If you are a record holder, you may revoke your proxy and change your vote by: (1) the timely delivery of a duly executed proxy bearing a later date, (2) providing timely written notice of revocation to the Company’s Corporate Secretary at the Company’s principal executive offices at 58 North Ayer Street, Harvard, Illinois 60033, or (3) attending the Annual Meeting and giving oral notice of your intention to vote in person.  If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote: (1) by submitting new voting instructions to your broker, bank or other nominee in accordance with their voting instructions, or (2) if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares in person, by attending the Annual Meeting, presenting the completed legal proxy to the Company and voting in person.  You should be aware that simply attending the Annual Meeting will not in and of itself constitute a revocation of your proxy. If you have already sent a white proxy to management of the Company, you can revoke that proxy by signing, dating and mailing the GREEN proxy card or by voting in person at the Annual Meeting.

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Only holders of record as of the close of business on the record date for the Annual Meeting, March 30, 2012, will be entitled to vote at the Annual Meeting.  If you were a stockholder of record on the record date, you will retain your voting rights for the Annual Meeting even if you sell your shares after the record date.   Accordingly, it is important that you vote the shares held by you on the record date, or grant a proxy to vote such shares, even if you sell such shares after the record date.

IMPORTANT:  If you wish to support Mr. Wilson, please sign, date and return only the Stilwell Group’s GREEN proxy card.  If you later vote on management’s white proxy (even if it is to withhold authority to vote for management’s nominees), you will revoke your previous vote for Mr. Wilson.  Please discard the Company’s white proxy card.

ALTHOUGH YOU MAY VOTE MORE THAN ONCE, ONLY ONE PROXY WILL BE COUNTED AT THE ANNUAL MEETING, AND THAT WILL BE YOUR LATEST-DATED, VALIDLY EXECUTED PROXY.

IF YOU SIGN THE GREEN PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE THE HARVARD ILLINOIS BANCORP, INC. COMMON STOCK REPRESENTED BY THE GREEN PROXY CARD FOR THE ELECTION OF PETER WILSON AND THE PERSON WHO HAS BEEN NOMINATED BY THE COMPANY TO SERVE AS A DIRECTOR, OTHER THAN DUFFIELD J. SEYLLER III, AND FOR THE RATIFICATION OF [ ] AS THE COMPANY’S INDEPENDENT AUDITORS FOR 2012.

ADDITIONAL INFORMATION

The information concerning the Company contained in this Proxy Statement has been taken from, or is based upon, publicly available information.  Although we do not have any information that would indicate that any information contained in this Proxy Statement concerning the Company is inaccurate or incomplete, we do not take responsibility for the accuracy or completeness of such information.

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy any reports, statements or other information that the Company files with the SEC at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  These SEC filings are also available to the public from commercial document retrieval services and at the Internet website maintained by the SEC at www.sec.gov.

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YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, WE ARE SEEKING YOUR SUPPORT.  PLEASE VOTE FOR MR. WILSON.  ONLY YOUR LATEST DATED PROXY COUNTS.  EVEN IF YOU HAVE ALREADY RETURNED A [ ] PROXY TO THE COMPANY’S BOARD OF DIRECTORS, YOU HAVE EVERY LEGAL RIGHT TO REVOKE IT BY RETURNING A GREEN PROXY TO US AS PROVIDED BELOW.

 IF YOU ARE A RECORD HOLDER, PLEASE VOTE BY SIGNING, DATING, AND MAILING (IN THE ENCLOSED POSTAGE-PAID ENVELOPE) THE ENCLOSED GREEN PROXY CARD AS SOON AS POSSIBLE.  IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN, FOLLOW THE DIRECTIONS GIVEN BY THE BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN REGARDING HOW TO INSTRUCT THEM TO VOTE YOUR SHARES.

This Proxy Statement and the accompanying form of GREEN proxy card are available at www.dfking.com/hari.  If you have any questions or require any assistance, please contact D.F. King & Co., Inc., proxy solicitors for the Stilwell Group, at the following address and telephone number:

D.F. KING & CO., INC.
48 Wall Street
New York, NY 10005
Toll Free: 1-800-829-6551

Please feel free to call or email the Stilwell Group as follows:

The Stilwell Group
111 Broadway, 12th Floor
New York, NY 10006
(212) 269-1551 Attention: Ms. Megan Parisi
info@stilwellgroup.com

Sincerely,

Joseph Stilwell
The Stilwell Group

March [ ], 2012

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APPENDIX A

IDENTITY OF PARTICIPANTS

The participants in this solicitation include Stilwell Value Partners II, L.P., a Delaware limited partnership ("Stilwell Value Partners II"); Stilwell Value Partners VII, L.P., a Delaware limited partnership ("Stilwell Value Partners VII"); Stilwell Partners, L.P., a Delaware limited partnership ("Stilwell Partners"); Stilwell Value LLC, a Delaware limited liability company ("Stilwell Value LLC"), and Joseph Stilwell (collectively, the "Beneficial Owners"), as well as Mark S. Saladin and Peter Wilson (together, the "Nominees," and collectively with the Beneficial Owners, the "Group" or "Participants").

With respect to each Participant, other than as disclosed in this Appendix A, such Participant is not, and, within the past year, was not a party to any contract, arrangement or understanding with any person with respect to any securities of Harvard Illinois Bancorp, Inc. (the "Company"), including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, except for sharing of profits. Stilwell Value LLC, in its capacity as general partner of Stilwell Value Partners II and Stilwell Value Partners VII, and Joseph Stilwell, in his capacity as the general partner of Stilwell Partners and managing member and 99% owner of Stilwell Value LLC, are entitled to an allocation of a portion of profits. With respect to each Participant, other than as disclosed in this Appendix A, neither such Participant nor any of such Participant's associates has any arrangement or understanding with any person with respect to (A) any future employment by the Company or its affiliates or (B) any future transactions to which the Company or any of its affiliates will or may be a party.

SECURITY OWNERSHIP OF RECORD HOLDERS

Tittle of Class	Name of Owner	Record Ownership	Percent of Class (1)

Common Stock, par value $0.01 per share ("Common Stock")	Stilwell Value Partners II	24,930	3.1%
Common Stock	Stilwell Value Partners VII	15,070	1.8%
Common Stock	Stilwell Partners	40,000	4.9%

(1) The percentages used in this filing are calculated based on the number of outstanding shares of Common Stock, 816,076, reported as the number of outstanding shares as of November 14, 2011, in the Company's Form 10-Q filed with the Securities and Exchange Commission on November 14, 2011.

DESCRIPTION OF BENEFICIAL OWNERSHIP AND BENEFICIAL OWNERS

Joseph Stilwell is the general partner of Stilwell Partners and the managing member of and owner of more than 99% of the equity in Stilwell Value LLC, which is the general partner of Stilwell Value Partners II and Stilwell Value Partners VII.

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The business address of Stilwell Value Partners II, Stilwell Value Partners VII, Stilwell Partners, Stilwell Value LLC, and Joseph Stilwell is 111 Broadway, 12th Floor, New York, New York 10006.

The principal employment of Joseph Stilwell is investment management. Stilwell Value Partners II, Stilwell Value Partners VII and Stilwell Partners are private investment partnerships engaged in the purchase and sale of securities for their own accounts. Stilwell Value LLC is in the business of serving as the general partner of Stilwell Value Partners II, Stilwell Value Partners VII and related partnerships.

Because he is the general partner of Stilwell Partners, Joseph Stilwell has the power to direct the affairs of Stilwell Partners, including the voting and disposition of shares of Common Stock held in the name of Stilwell Partners. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Partners with regard to those shares of Common Stock.

Because he is the managing member and 99% owner of Stilwell Value LLC, which is the general partner of Stilwell Value Partners II and Stilwell Value Partners VII, Joseph Stilwell has the power to direct the affairs of Stilwell Value Partners II and Stilwell Value Partners VII, including the voting and disposition of shares of Common Stock held in the name of Stilwell Value Partners II and Stilwell Value Partners VII. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Value Partners II and Stilwell Value Partners VII with regard to those shares of Common Stock.

The Beneficial Owners may be deemed to beneficially own, in the aggregate, 80,000 shares of Common Stock, representing approximately 9.8% of the Company's outstanding shares of Common Stock (based upon the 816,076 shares of Common Stock reported as the number of outstanding shares as of November 14, 2011, in the Company's Form 10-Q filed with the Securities and Exchange Commission on November 14, 2011). The Beneficial Owners have an interest in the election of directors at the Annual Meeting as stockholders.

TWO YEAR SUMMARY TABLE

The following table indicates the date of each purchase and sale of shares of Common Stock by Mr. Stilwell and entities affiliated with Mr. Stilwell within the past two years and the number of shares of Common Stock in each purchase and sale.

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Name	Date	Shares of Common Stock Purchased/(Sold) (3)
Stilwell Value Partners II	03/31/11	9,780
Stilwell Value Partners II	04/04/11	8,650
Stilwell Value Partners II	04/07/11	2,500
Stilwell Value Partners II	12/13/11	1,000
Stilwell Value Partners II	12/19/11	300
Stilwell Value Partners II	12/21/11	1,000
Stilwell Value Partners II	12/22/11	1,000
Stilwell Value Partners II	01/30/12	700

Stilwell Value Partners VII	03/31/11	7,500
Stilwell Value Partners VII	04/04/11	5,800
Stilwell Value Partners VII	04/07/11	1,770

Stilwell Value Partners I (4)	04/08/10	20,000	(1)
Stilwell Value Partners I (4)	04/26/10	(20,000)	(2)

Stilwell Partners	04/08/10	20,000	(1)
Stilwell Partners	04/26/10	20,000	(2)

(1) These shares of Common Stock were acquired in connection with the Company's public offering in April 2010.

(2) Stilwell Value Partners I sold these shares to Stilwell Partners at the over-the-counter market price on the date of sale.

(3) Such funds were provided from time to time, in part by margin account loans from subsidiaries of Fidelity Brokerage Services LLC extended in the ordinary course of business. All purchases of shares of Common Stock made by the Group using funds borrowed from Fidelity Brokerage Services LLC, if any, were made in margin transactions on their usual terms and conditions. All or part of the shares of Common Stock owned by members of the Group may from time to time be pledged with one or more banking institutions or brokerage firms as collateral for loans made by such entities to members of the Group. Such loans generally bear interest at a rate based on the broker's call rate from time to time in effect. Such indebtedness, if any, may be refinanced with other banks or broker-dealers.

(4) Mr. Stilwell is the managing member of and owner of more than 99% of the equity in Stilwell Value LLC, which is the general partner of Stilwell Value Partners I. The business address of Stilwell Value Partners I is 111 Broadway, 12th Floor, New York, New York 10006. Stilwell Value Partners I no longer owns, beneficially, directly or indirectly, any shares of Common Stock.

INFORMATION ABOUT NOMINEES

With respect to each Nominee, such Nominee is independent under the independence standards applicable to the Company under (i) paragraph (a)(1) of Item 407 of Regulation S-K and (ii) NASDAQ Listing Rule 5605.

NAME	Peter Wilson

AGE:	63

BUSINESS ADDRESS:	363 Hillcrest Drive Fontana, Wisconsin 53125
RESIDENTIAL ADDRESS:	813 Vanslyke Drive Fontana, Wisconsin 52125
PRINCIPAL OCCUPATION OR EMPLOYMENT:	See Proxy Statement section "ELECTION OF THE STILLWELL GROUP'S NOMINEES"
CITIZENSHIP:	United States

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Mr. Wilson has an interest in the election of directors at the Company's Annual Meeting pursuant to the Nominee Agreement attached as Exhibit 2 and the Stock Option Agreement attached as Exhibit 4 to the Schedule 13D filed with the Securities and Exchange Commission on February 7, 2012, by the Stilwell Group. Under the Nominee Agreement, Mr. Wilson agreed to be nominated to the Board of Directors of the Company and Stilwell Value Partners II and Stilwell Value Partners VII agreed to reimburse Mr. Wilson for his expenses incurred in connection with his nomination to the Board of Directors and indemnify and hold Mr. Wilson harmless for all damages and claims which may arise in connection with being nominated to the Board of Directors. Under the Stock Option Agreement dated as of February 6, 2012, Mr. Wilson was granted the option to purchase an aggregate of 20,000 shares of the Common Stock owned by Stilwell Value Partners II and Stilwell Value Partners VII at a purchase price of $13.00 per share ("Option Shares"). Of these, 5,000 Option Shares will vest the day after the Company's 2012 annual meeting of stockholders (provided that Mr. Wilson has not withdrawn from and remains eligible for election as a director of the Company through that date) and the remaining 15,000 Option Shares will vest if and when Mr. Wilson is seated on the Company's board of directors by reason of solicitation of proxies by the Participants or at the invitation of the Company with the grantor's consent. The option will become exercisable upon the occurrence of certain transactions specified in the Stock Option Agreement and will expire three years after the first 5,000 Option Shares vest, unless terminated earlier. Mr. Wilson does not, and his associates do not, own, beneficially or of record, any shares of Common Stock of the Company.

NAME	Mark S. Saladin

AGE:	53

BUSINESS ADDRESS: RESIDENTIAL ADDRESS:	40 Brink Street Crystal Lake, Illinois 60014 1267 Amber Court Woodstock, Illinois 60098

PRINCIPAL OCCUPATION OR EMPLOYMENT:	See Proxy Statement section "ELECTION OF THE STILLWELL GROUP'S NOMINEES"

CITIZENSHIP:	United States

Mr. Saladin has an interest in the election of directors at the Company's annual meeting pursuant to the Nominee Agreement attached as Exhibit 3 and the Stock Option Agreement attached as Exhibit 5 to the Schedule 13D filed with the Securities and Exchange Commission on February 7, 2012, by the Stilwell Group. Under the Nominee Agreement, Mr. Saladin agreed to be nominated to the Board of Directors of the Company and Stilwell Value Partners II and Stilwell Value Partners VII agreed to reimburse Mr. Saladin for his expenses incurred in connection with his nomination to the Board of Directors and indemnify and hold Mr. Saladin harmless for all damages and claims which may arise in connection with being nominated to the Board of Directors. Under the Stock Option Agreement dated as of February 6, 2012, Mr. Saladin was granted the option to purchase an aggregate of 20,000 shares of the Common Stock owned by Stilwell Value Partners II and Stilwell Value Partners VII at a purchase price of $13.00 per share ("Option Shares"). Of these, 5,000 Option Shares will vest the day after the Company's 2012 annual meeting of stockholders (provided that Mr. Saladin has not withdrawn from and remains eligible for election as a director of Company through that date) and the remaining 15,000 Option Shares will vest if and when Mr. Saladin is seated on the Company's board of directors by reason of solicitation of proxies by the Participants or at the invitation of the Company with the grantor's consent. The option will become exercisable upon the occurrence of certain transactions specified in the Stock Option Agreement and will expire three years after the first 5,000 Option Shares vest, unless terminated earlier. Mr. Saladin does not, and his associates do not, own, beneficially or of record, any shares of Common Stock of the Company.

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▼ DETACH PROXY CARD HERE ▼

[PRELIMINARY COPY--SUBJECT TO COMPLETION]

PROXY

THIS PROXY IS SOLICITED BY THE STILWELL GROUP IN OPPOSITION TO

THE BOARD OF DIRECTORS OF HARVARD ILLINOIS BANCORP, INC.

FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

THIS SOLICITATION IS NOT BEING MADE BY THE BOARD OF DIRECTORS OF HARVARD ILLINOIS BANCORP, INC.

The undersigned hereby appoints Mr. Joseph Stilwell, Mr. Spencer L. Schneider, and Mr. Richard H. Grubaugh, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of common stock, par value $0.01 per share, of Harvard Illinois Bancorp, Inc. (“Harvard Illinois Bancorp” or the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at [ ], located at [ ], on [ ], May [ ], 2012 at [ ][ ].m., Central Daylight Time, or any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise specified, this proxy will be voted “FOR” the election of the Stilwell Group’s Nominee for election as directors as noted on the reverse, and “FOR” the ratification of the appointment of [ ] as the Company’s independent auditor for 2012. This proxy revokes all prior proxies given by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May [ ], 2012. The Stilwell Group's Proxy Statement and form of GREEN proxy card are available at www.dfking.com/hari.

For registered shares, your proxy must be received by 11:59 P.M. Central Daylight Time on May [ ], 2012.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

▼ DETACH PROXY CARD HERE ▼

The Stilwell Group recommends that you vote “FOR” the election of the Stilwell Group’s Nominee, Peter Wilson, as a director, and “FOR” the ratification of the appointment of [ ] as the Company’s independent auditor.

1.	ELECTION OF DIRECTORS – To elect Mr. Peter Wilson

☐ FOR	☐ WITHHOLD

The Stilwell Group intends to use this proxy to vote for the person who has been nominated by the Company to serve as Director, other than the Company nominee noted below. There is no assurance that the candidate nominated by the Company will serve as a Director if the Stilwell Group’s Nominee is elected. You should refer to the Company’s proxy statement and form of proxy distributed by the Company for the name, background, qualifications and other information concerning the Company’s nominees. The Stilwell Group is NOT seeking authority to vote for and will NOT exercise any authority for Duffield J. Seyller III.

Note: If you do not wish for your shares to be voted “FOR” the person who has been nominated by the Company to serve as Director, other than Duffield J. Seyller III, write the name of the Company nominee in the following space:
_______________________________________________________________________

2.	RATIFICATION OF THE APPOINTMENT OF [ ] AS THE INDEPENDENT AUDITOR FOR HARVARD ILLINOIS BANCORP, INC. FOR THE YEAR ENDING DECEMBER 31, 2012.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In his discretion, each Proxy is authorized to vote upon such other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof, as provided in the Proxy Statement provided herewith.

Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

 PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

Dated: ________________	Signature
Title:

Signature (if held jointly)
Title: